Exhibit 99.1

October 11, 2021

Southwest Gas Holdings, Inc. Adopts Short-Term Stockholder Rights Plan

LAS VEGAS, Nevada, October 11, 2021 – Southwest Gas Holdings, Inc. (NYSE: SWX) (“Southwest Gas Holdings” or the “Company”) announced today that its board of directors (the “Board”) adopted a short-term stockholder rights plan (the “Rights Plan”) on October 10, 2021. The Rights Plan is designed to protect stockholder interests by reducing the likelihood that any person or group would gain control of Southwest Gas Holdings through the open-market accumulation of the Company’s shares without appropriately compensating Southwest Gas Holdings’ stockholders for control.

The adoption of the Rights Plan by the Board is intended to allow the Company to realize the long-term value of the Company’s assets by protecting the Company from actions of third parties that the Board determines are not in the best interest of the Company and its stockholders. Given the importance of maintaining focus on the strength of the Company’s business, the Board believes that adopting the Plan is in the best interests of the Company and its stockholders and will contribute to the preservation of the Company’s long-term value.

In adopting the Rights Plan, the Board noted, in particular, the recent disclosures by Carl Icahn and affiliated individuals and entities on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 5, 2021, of beneficial ownership of shares of the Company’s common stock. This stockholder has also disclosed his intent to solicit proxies from Southwest Gas Holdings’ stockholders in connection with the Company’s 2022 Annual Meeting of Stockholders and to initiate a proxy contest. The Board also took note of the market volatility and the resulting impact on both the Company’s stock price and the potential for this stockholder and others to take increased positions in the Company’s stock.

The Rights Plan will position the Company’s Board of Directors to fulfill its fiduciary duties on behalf of all stockholders by ensuring that the Board has sufficient time to make informed judgments about any attempts to control the Company and will encourage anyone seeking to gain a controlling interest in the Company to negotiate directly with the Board prior to attempting a takeover.

The Rights Plan is not intended to prevent or interfere with any action with respect to the Company that the Board determines to be in the best interests of stockholders. Pursuant to the Rights Plan, the Company is issuing one right for each share of common stock as of the close of business on October 21, 2021. The rights will initially trade with the Company common stock and will become exercisable, subject to the terms of the Rights Plan, only if any person (or any persons acting as a group), at any time after adoption of, and during the term of, the Rights Plan, acquires ownership (including through certain derivative positions and as otherwise provided in the Rights Plan) of 10% or more of the Company’s outstanding common stock, or 20% in the case of certain passive investors (the “triggering percentage”). If the rights become exercisable, all holders of rights (other than any triggering person and any affiliates or associates of such person) will be entitled to acquire shares of Southwest Gas Holdings’ common stock at a 50% discount to the market price at that time or the Company may elect to exchange each right held by such holders for one share of Southwest Gas Holdings’ common stock. Subject to the terms of the Rights Plan, any person who currently owns more than the applicable triggering percentage may continue to own the shares of common stock but may not acquire (including under derivatives, options or similar instruments) additional shares comprising more than 0.5% without triggering the Rights Plan.

The Rights Plan has a 364-day term, expiring on October 9, 2022. The Board may consider an earlier termination, or extension, of the Rights Plan if market and other conditions warrant.

Additional details regarding the Rights Plan will be contained in a Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission.

About Southwest Gas Holdings, Inc.

Southwest Gas Holdings, Inc., through its subsidiaries, engages in the business of purchasing, distributing and transporting natural gas, and providing comprehensive utility infrastructure services across North America. Southwest Gas Corporation, a wholly owned subsidiary, safely and reliably delivers natural gas to over two million customers in Arizona, California and Nevada. Centuri Group, Inc., a wholly owned subsidiary, is a comprehensive utility infrastructure services enterprise dedicated to delivering a diverse array of solutions to North America’s gas and electric providers.

Additional Information and Where to Find It; Forward Looking Statements;

Participants in the Solicitation

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the 2022 annual meeting of stockholders of Southwest Gas Holdings, Inc. (the “Company”) (the “Annual Meeting”). In connection with the Annual Meeting, the Company will file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company will furnish, with any other relevant information or documents, to its stockholders in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting will be made solely through the proxy statement. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the companies’ website at www.swgasholdings.com.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among others, the industry, markets in which Southwest Gas Holdings, Inc. (the “Company,” “Southwest Gas Holdings,” “SWX,” or “we”) operates, and the transaction described in this press release. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management.    A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, future earnings trends, seasonal patterns, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income, pension costs, COLI results, and capital expenditures of the natural gas segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, operating income as a percentage of revenues, interest expense, and noncontrolling interest amounts will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans related thereto, such as that currently planned in regard to Riggs Distler & Company, Inc. and the pending acquisition of Dominion Energy Questar Pipeline, LLC and related entities (the “Questar Pipeline Group”). Additional risks include the occurrence of any event, change or other circumstances that could give rise to the termination of the Sale and Purchase Agreement by and between Dominion Energy Questar Corporation and the Company (the “Questar Purchase Agreement”), the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Questar Purchase Agreement, risks that the proposed transaction disrupts current plans and operations, the risks related to the ability of the Company to integrate the Questar Pipeline Group, the amount of the costs, fees, expenses and charges related to the transaction and the actual terms of certain financings that will be obtained for the transaction, potential negative impacts to the Company’s credit ratings as a result of the transaction, the disruption to the Company’s stock price and the costs, fees, expenses and charges related to, and the distraction of management’s attention in connection with, any proxy contest or other stockholder related or similar matters, as well as other risks that are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, the Company’s Quarterly Reports on Form 10-Q for the quarter ended June 30, 2021 and in future filings with the SEC. All forward-looking statements speak only as of the date of this press release. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are qualified by the cautionary statements in this section. The Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

Participants in the Solicitation

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement for the Annual Meeting and other relevant materials to be filed with the SEC, when they become available.

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Contacts

For stockholders information, contact: Ken Kenny (702) 876-7237 ken.kenny@swgas.com

For media information, contact: Sean Corbett (702) 876-7219 sean.corbett@swgas.com